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                                                                   EXHIBIT 23.5

                              CONSENT OF COUNSEL

  We consent to the reference to our firm under the caption "Experts" in the Registration Statement on Form S-1 and related Prospectus of Silicon Gaming, Inc., for the registration of 4,025,000 shares of its common stock.

                                          /s/  Lionel, Sawyer & Collins
                                          -------------------------------------
                                               LIONEL, SAWYER & COLLINS
                                               Las Vegas, Nevada

May 29, 1996